Exhibit 10.7(f)

FIFTH LEASE AMENDMENT

Between:

KENT CENTRAL, L.L.C.

and:

TULLY’S COFFEE CORPORATION

This Fifth Lease Amendment (this “Amendment”) is dated November 1, 2002, and is attached to and made a part of that certain Lease dated August 16, 1999, as amended by that certain First Lease Amendment dated December 17, 1999, that certain Second Lease Amendment dated June 6, 2000, that certain Third Lease Amendment dated November 7, 2000, and that certain Fourth Lease Amendment dated February 21, 2001 (collectively called the “Lease”) by and between Kent Central, L.L.C., a Washington limited liability company (“Lessor”) and Tully’s Coffee Corporation, a Washington corporation (“Lessee”) covering premises located at 3100 Airport Way South, in Seattle, Washington (the “Premises”). The Premises are more particularly described in the Lease.

The terms used herein shall have the same definitions as set forth in the Lease.

In consideration of Lessor’s and Lessee’s agreement to substitute a Promissory Note for reimbursement of certain costs referred to in the Fourth Lease Amendment, together with the mutual covenants and promises contained in this Fifth Lease Amendment and the Lease, Lessor and Lessee agree as follows:

1.

Section 3, “Rent”: Effective on November 1, 2002, the Base Rent as provided in Section 3 of the Lease and as modified in the First Lease Amendment, the Second Lease Amendment and the Fourth Lease Amendment is hereby further modified to the following:

Months:	Base Rent:
November 1, 2002 through May 14, 2005	$51,033 per month
May 15, 2005 through May 14, 2010	$58,688 per month

2.

Section 2, “Term”: In the event Lessor desires to terminate this Lease, the Term of this Lease shall terminate on the termination date which Lessor gives in a written notice to Lessee; provided, however, that such termination date shall be no sooner than 150 days after the date Lessee receives, or is deemed to have received under this Lease, the written notice of termination from Lessor. The terms and conditions of this Item 2 shall supercede the terms and conditions of that certain letter agreement dated March 19, 2002 between Lessor and Lessee.

Except as herein amended, all other terms and conditions of the Lease remain unchanged and in full force and effect.

LESSOR: KENT CENTRAL, L.L.C.		LESSEE: TULLY’S COFFEE CORPORATION

By:	/s/ LARRY R. BENAROYA	By:	/s/ ANTHONY J. GIOIA
Name:	Larry R. Benaroya	Name:	Anthony J. Gioia
Title:	Manager	Title:	President, CEO

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 1st day of November, 2002, before me personally appeared Larry R. Benaroya, to me known to be the Manager of KENT CENTRAL, L.L.C., the limited liability company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/MICHELE J. POTMESIL
Notary Public in and for the State of Washington, residing at Shoreline My commission expires: 12-1-03 Michele J. Potmesil [Type or Print Notary Name]
(Use This Space for Notarial Seal Stamp)

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 1st day of November, 2002, before me personally appeared Anthony J. Gioia, to me known to be the President, CEO of TULLY’S COFFEE CORPORATION, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ KATHERINE M. HASZ
Notary Public in and for the State of Washington, residing at Mt. Vernon, WA My commission expires: 1-15-06 Katherine M. Hasz [Type or Print Notary Name]
(Use This Space for Notarial Seal Stamp)

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